Exhibit (k)(5)

POWER OF ATTORNEY

VIVALDI OPPORTUNITIES Fund

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael Peck, Chad Eisenberg, Terrance P. Gallagher and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of March, 2018.

Signature:	/s/ David G. Lee

Name:	David G. Lee
Title:	Director

POWER OF ATTORNEY

VIVALDI OPPORTUNITIES Fund

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael Peck, Chad Eisenberg, Terrance P. Gallagher and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of March, 2018.

Signature:	/s/ Robert Seyferth

Name:	Robert Seyferth
Title:	Director

POWER OF ATTORNEY

VIVALDI OPPORTUNITIES Fund

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael Peck, Chad Eisenberg, Terrance P. Gallagher and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of March, 2018.

Signature:	/s/ Anthony J. Fischer

Name:	Anthony J. Fischer
Title:	Director

POWER OF ATTORNEY

VIVALDI OPPORTUNITIES Fund

(the “Fund”)

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints each of Michael Peck, Chad Eisenberg, Terrance P. Gallagher and Joshua B. Deringer, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for such attorney-in-fact in such attorney-in-fact’s name, place and stead, to sign any and all Initial Registration Statements, and any Pre-Effective Amendments and/or Post-Effective Amendments to the Registration Statements of the Fund on Form N-2 and any filings made with any state regulatory agency or authority, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority, as appropriate, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney to be effective as of this 13th day of March, 2018.

Signature:	/s/ Gary Shugrue

Name:	Gary Shugrue
Title:	Director